SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2003

Double Eagle Petroleum Co.

(Exact name of registrant as specified in its charter)

Maryland	0-6529	83-0214692

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (307) 237-9330

EX-99.1 Materials to be Presented to Analysts

Item 7. Financial Statements And Exhibits.

     Exhibit Index

Exhibit Number	Description

99.1	Materials to be presented to analysts and others.

Item 9. Regulation FD Disclosure.

     The Company intends to present or distribute the materials attached as Exhibit 99.1 from time to time on and after September 6, 2003. In presenting the attached slides, the Company is presenting its expectation that oil and gas sales for the quarter ending September 30, 2003 will increase 58% over the quarter ended June 30, 2003, from $1,135,244 to $1,800,000. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 5, 2003	DOUBLE EAGLE PETROLEUM CO.

		By:	/s/ Stephen H. Hollis

Stephen H. Hollis President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Materials to be presented to analysts and others